1996 ANNUAL REPORT

MINNESOTA MUNICIPAL TERM TRUSTS - 1996 ANNUAL REPORT

                             MINNESOTA
                             MUNICIPAL
                             TERM
                             TRUSTS

                               MNA

                               MNB

                             [LOGO]

[LOGO]


CONTENTS

President's Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Letter to Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . .    8
Investments in Securities
  MNA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
  MNB. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . .   26
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . .   27
Shareholder Update . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . .   33
Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

MINNESOTA MUNICIPAL TERM TRUSTS
-------------------------------

PRIMARY INVESTMENTS
Investment-grade, tax-exempt Minnesota municipal obligations including municipal zero-coupon securities.

FUND OBJECTIVE
Minnesota Municipal Term Trust (MNA), and Minnesota Municipal Term Trust II
(MNB) are non-diversified, closed-end investment management companies. The investment objectives of MNA and MNB are to provide high current income exempt from regular federal income tax and Minnesota personal income tax and to return $10 per share to investors on or before April 15, 2002; and April 15, 2003, respectively - although each fund's termination may be extended up to five years if necessary to assist the fund in reaching its $10 per share objective. The funds' income may be subject to federal and/or state of Minnesota alternative minimum tax. Investors should consult their tax advisers. As with other investment companies, there can be no assurance that each fund will achieve its objective.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
WILLIAM H. ELLIS
President
Piper Capital
Management
-------------------------------------------------------------------------------

February 18, 1997
-------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

     Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

     We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. Also, when calling our toll-free number, you now have the option to listen to our portfolio managers talk about their current investment strategies. Find out the many ways to reach us on the back page of this report.

     Take a close look at the annual report in your hand. We've made our portfolio managers' commentaries simpler and more inviting, and added a glossary of terms at the back to help you understand commonly used financial terms. Whenever you see this symbol ***, it indicates a term defined in the glossary.

     You'll hear the word "team" more often when we talk about our portfolio managers. We've enhanced our approach, allowing managers to interact more frequently and share their best ideas to improve the investment capabilities of Piper Capital.

     The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

     That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can. Thank you for your investment.

Sincerely,


/s/ William H. Ellis
William H. Ellis


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

     1996 Annual Report             1          Minnesota Municipal Term Trusts

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
Based on net asset value for the period ended December 31, 1996.
-------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST (MNA)

ONE YEAR.....................................  4.23%
FIVE YEAR....................................  8.91%
SINCE INCEPTION 9/26/91......................  9.16%


MINNESOTA MUNICIPAL TERM TRUST II (MNB)

ONE YEAR.....................................  4.04%
FIVE YEAR....................................  5.23%
SINCE INCEPTION 4/24/92......................  8.62%


Average annualized total return figures are through December 31, 1996, are based on the change in net asset value (NAV) and reflect the reinvestment of distributions but not sales charges. NAV-based performance is used to measure investment management results.

Average annualized total return figures based on the change in market price for the one-year, five-year and since inception periods ended December 31, 1996, were 4.86%, 5.76% and 6.78% for MNA. The one-year, three-year and since inception figures were 4.88%, 2.49% and 6.26% for MNB. These figures also assume reinvested distributions and do not reflect sales charges.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

1996 Annual Report                2             Minnesota Municipal Term Trusts

MINNESOTA MUNICIPAL TERM TRUSTS
-------------------------------------------------------------------------------

[PHOTO]
DOUG WHITE, CFA,
shares responsibility
for the management
of the Minnesota
Municipal Term
Trusts.  He has 14
years of financial
experience.
-------------------------------------------------------------------------------

February 18,1997
-------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

WE WERE PLEASED WITH THE PERFORMANCE OF THE MINNESOTA MUNICIPAL TERM TRUSTS (MNA AND MNB) DURING FISCAL YEAR 1996. They continued to earn a high level of current income, and their net asset values remained above the investment objective of $10 per share at termination, despite a slight decrease during the year due to a rise in interest rates. The charts below and on the following page will help you evaluate the funds' performance. They show each fund's net asset value and the history of distributions paid by each fund since inception. On December 31, 1996, the net asset values for MNA and MNB were $11.15 and $10.71, respectively. In addition, the funds maintained their monthly common stock distributions of $0.0509 and $0.0492, respectively, which have been unchanged since each fund's inception.

--------------------------------------------------------------------------------
NET ASSET VALUE SUMMARY PER SHARE
--------------------------------------------------------------------------------
Common Shares                                              MNA           MNB
                                                        Inception     Inception
                                                         9/26/91       4/24/92

Initial Offering Price                                    $10.00        $10.00

Initial Offering and Underwriting Expenses
(Common and Preferred Stock)                             - $0.66       - $0.67

Accumulated Realized Gains or Losses At 12/31/96          +$0.00        +$0.01
-------------------------------------------------------------------------------
SUBTOTAL                                                   $9.34         $9.34

Undistributed Net Investment Income
(Dividend Reserve) At 12/31/96                           + $0.62       + $0.41

Unrealized Appreciation on Investments  At 12/31/96      + $1.19       + $0.96

NET ASSET VALUE on 12/31/96                               $11.15        $10.71


-------------------------------------------------------------------------------

     1996 Annual Report                3        Minnesota Municipal Term Trusts

-------------------------------------------------------------------------------

[PHOTO]
RON REUSS, ISFA,
shares responsibility
for the management
of the Minnesota
Municipal Term
Trusts. He has 28
years of financial
experience.
-------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 1996, THE NET ASSET VALUE TOTAL RETURNS FOR MNA AND MNB WERE 4.23% AND 4.04%, RESPECTIVELY. Based on market price, the funds' total returns for the year were 4.86% and 4.88%.* Beginning with this annual report, we have stopped comparing the funds' performance to a market benchmark,*** because our primary goal is to meet the funds' investment objectives of providing high current income exempt from regular federal and Minnesota personal income tax and returning $10 per share to investors upon the funds' termination dates. As the funds approach their termination dates, we will continue to shorten their average maturities, so a benchmark comparison becomes less and less useful in measuring results.

THROUGHOUT THE YEAR, BONDS REACTED TO VOLATILITY IN INTEREST RATES. In the first half of 1996, bonds generally had negative returns because of a rise in interest rates. However, municipal bonds, including those in the Minnesota Municipal Term Trusts, performed better than most of their taxable counterparts for three principal reasons: subsiding concerns about tax reform, a decreased supply of new issues, and favorable after-tax yields for municipal bonds in comparison to taxable bonds. This favorable

* All returns include reinvested distributions, but not sales charges. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
DISTRIBUTION HISTORY

                                                            MNA           MNB
                                                         Inception     Inception
                                                         9/26/91        4/24/92
Total Monthly Income Distributions Through 12/31/96
   Common Shareholders                                    $3.14         $2.70
   Preferred Shareholders (On a Common Share Basis)       $0.78         $0.68
Total Capital Gains Distributions to Common
Shareholders Through 12/31/96                             $0.02         $0.02


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

-------------------------------------------------------------------------------

     1996 Annual Report                4         Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

performance continued for most of the year, before making a sharp reversal in October when a substantial drop in yields during September prompted municipal issuers to flood the market with new bonds, which forced prices down. Rates fell (and prices rose) in November, but then mixed signals about inflation triggered rising municipal interest rates from early December through year-end, with a corresponding drop in municipal bond prices.

IN THIS ENVIRONMENT, WE CONTINUED OUR STRATEGY OF SHORTENING EACH FUND'S AVERAGE MATURITY AS IT MOVES TOWARD ITS SCHEDULED TERMINATION DATE. We do this by reducing holdings in longer-maturity bonds and adding securities with maturities near the funds' termination dates. (See chart below.) These steps reduce interest rate risk *** and help move the funds toward their objective of returning $10 per share at maturity. The closer a bond's maturity date is to the fund's termination date, the more certain we can be of the value of the bond at termination. In other words, the value of the bond will be less affected by interest rate fluctuations at the time of termination. Please note the security may still be subject to credit risk. Also, income on shorter-maturity bonds may be lower; as a result, the funds' income levels may decrease as they near termination. We continue to monitor the funds' progress closely as they move toward their termination dates and make adjustments as appropriate.

DUE TO THIS MATURITY-SHORTENING ACTIVITY OVER THE PAST YEAR, THE FUNDS REALIZED SMALL NET LONG-TERM CAPITAL GAINS, WHICH ARE TAXABLE TO

--------------------------------------------------------------------------------
PERCENTAGE OF BONDS MATURING WITHIN A YEAR OF TERMINATION
--------------------------------------------------------------------------------
The graph below illustrates the percentage of bonds in each fund with maturity dates within a year of the funds' termination dates.

                                                  MNA           MNB
                                               Inception     Inception
                                                9/26/91       4/24/92

At the fund's inception                             0%          0%

As of December 31, 1996                            49%         29%


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

-------------------------------------------------------------------------------

1996 Annual Report                 5        Minnesota Municipal Term Trusts

-------------------------------------------------------------------------------

SHAREHOLDERS. Because interest rates are now lower than when the funds were originally structured, most holdings are currently at unrealized gains. Therefore, unless interest rates on municipal bonds rise (and, therefore, prices fall) before or during any future trading, the funds may incur capital gains on the sales transactions and may pay out additional capital gains. This maturity-shortening activity also slightly reduced the funds' income, though the funds continue to earn more than their monthly common and preferred stock *** dividends and add to their dividend reserves. (Please remember these reserves may be reduced or eliminated over time to pay dividends.)

THE SUPPLY OF NEW MUNICIPAL BONDS IN THE UNITED STATES IS EXPECTED TO INCREASE 8%-12% IN 1997 VERSUS 1996, TO APPROXIMATELY $193 BILLION. If the current modest pace of economic growth and comparatively low inflation continues, we would expect a relatively benign interest rate environment in 1997. In this scenario, the funds should remain attractive vehicles for investors seeking income free from regular federal and Minnesota personal income tax. As always, we will apply our proprietary credit analysis to existing holdings and new purchases as we work toward meeting the funds' objectives.

We appreciate your investment in the Minnesota Municipal Term Trusts. We look forward to continuing our relationship with you and helping you meet your investment goals in the new fiscal year and beyond.

Sincerely,

/s/ Douglas J. White
Douglas J. White
Portfolio Manager

/s/ Ronald R. Reuss
Ronald R. Reuss
Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

     1996 Annual Report                6        Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITIONS
As a percentage of total assets on December 31, 1996.

Minnesota Municipal Term Trust  (MNA)

Water/Sewer/Pollution Control Revenue....................................  12%
Industrial Development Revenue...........................................   5%
Leasing Revenue..........................................................   6%
Other Assets.............................................................   4%
Sales/Excise Tax Revenue.................................................   4%
General Obligations......................................................  20%
Hospital Revenue.........................................................  18%
Miscellaneous Revenue....................................................   2%
Nursing Home Revenue.....................................................   1%
Electric Revenue.........................................................   8%
Parking Revenue..........................................................   1%
Housing Revenue..........................................................  19%



Minnesota Municipal Term Trust II (MNB)

General Obligations......................................................  19%
Other Assets.............................................................   3%
Nursing Home Revenue.....................................................   1%
Education Revenue........................................................   6%
Parking Revenue..........................................................   5%
Housing Revenue..........................................................  13%
Hospital Revenue.........................................................  18%
Water/Sewer/Pollution Control Revenue....................................   9%
Special Tax Revenue......................................................   3%
Industrial Development Revenue...........................................   7%
Electric Revenue.........................................................  16%





--------------------------------------------------------------------------------

     1996 Annual Report                7         Minnesota Municipal Term Trusts

Financial Statements

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES  December 31, 1996
 ..................................................................

                                                                              MINNESOTA
                                                               MINNESOTA      MUNICIPAL
                                                               MUNICIPAL      TERM TRUST
                                                               TERM TRUST         II
                                                              ------------   ------------
ASSETS:
Investments in securities at market value* (note 2) ........  $91,178,978    $53,523,384
Cash in bank on demand deposit .............................       34,354         78,750
Accrued interest receivable ................................    1,822,254        997,018
                                                              ------------   ------------
  Total assets .............................................   93,035,586     54,599,152
                                                              ------------   ------------

LIABILITIES:
Common stock dividends payable ($0.0509 and $0.0492 per
  share, respectively) .....................................      291,795        170,232
Preferred stock dividends payable (note 3) .................        2,406          6,536
Accrued investment management fee ..........................       19,675         11,541
Accrued remarketing agent fee ..............................        3,000          2,775
Accrued administrative fee .................................       11,805          6,924
                                                              ------------   ------------
  Total liabilities ........................................      328,681        198,008
                                                              ------------   ------------
Net assets applicable to outstanding capital stock .........  $92,706,905    $54,401,144
                                                              ------------   ------------
                                                              ------------   ------------

REPRESENTED BY:
Preferred stock - authorized 1 million shares for each fund
  of $25,000 liquidation preference per share; outstanding,
  1,152 shares and 694 shares, respectively (note 3) .......  $28,800,000    $17,350,000
                                                              ------------   ------------
Common stock - authorized 200 million shares for each fund
  of $0.01 par value; outstanding, 5,732,710 shares and
  3,460,000 shares, respectively ...........................       57,327         34,600
Additional paid-in capital .................................   53,479,400     32,251,775
Undistributed net investment income ........................    3,553,264      1,426,764
Accumulated net realized gain (loss) on investments ........           --         39,838
Unrealized appreciation of investments .....................    6,816,914      3,298,167
                                                              ------------   ------------

  Total - representing net assets applicable to outstanding
    common stock ...........................................   63,906,905     37,051,144
                                                              ------------   ------------

  Total net assets .........................................  $92,706,905    $54,401,144
                                                              ------------   ------------
                                                              ------------   ------------

Net asset value per share of outstanding common stock (net
  assets divided by 5,732,710 and 3,460,000 shares of common
  stock outstanding, respectively) .........................  $     11.15    $     10.71
                                                              ------------   ------------
                                                              ------------   ------------

* Investments in securities at identified cost .............  $84,362,064    $50,225,217
                                                              ------------   ------------
                                                              ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

             1996 Annual Report  8  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

STATEMENTS OF OPERATIONS  For the Year Ended December 31, 1996
 ..................................................................

                                                                              MINNESOTA
                                                               MINNESOTA      MUNICIPAL
                                                               MUNICIPAL     TERM TRUST
                                                               TERM TRUST        II
                                                              ------------   -----------
INCOME:
Interest ...................................................  $ 5,641,665    $3,236,932
                                                              ------------   -----------

EXPENSES (NOTE 5):
Investment management fee ..................................      231,359       135,441
Administrative fee .........................................      138,816        81,265
Remarketing agent fee ......................................       73,200        44,099
Custodian and accounting fees ..............................       56,920        39,564
Transfer agent fees ........................................        6,765         4,687
Reports to shareholders ....................................       18,473        18,099
Directors' fees ............................................        8,812         8,812
Audit and legal fees .......................................       42,445        42,515
Other expenses .............................................       53,117        22,393
                                                              ------------   -----------
  Total expenses ...........................................      629,907       396,875
Less expenses paid indirectly ..............................       (5,863)       (4,350)
                                                              ------------   -----------

  Total net expenses .......................................      624,044       392,525
                                                              ------------   -----------

  Net investment income ....................................    5,017,621     2,844,407
                                                              ------------   -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................       71,877        79,749
Net change in unrealized appreciation or depreciation of
  investments ..............................................   (1,492,454)     (905,700)
                                                              ------------   -----------

  Net loss on investments ..................................   (1,420,577)     (825,951)
                                                              ------------   -----------

  Net increase in net assets resulting from operations .....  $ 3,597,044    $2,018,456
                                                              ------------   -----------
                                                              ------------   -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

             1996 Annual Report  9  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                  MINNESOTA MUNICIPAL
                                                                       TERM TRUST
                                                              ----------------------------
                                                               Year Ended      Year Ended
                                                                12/31/96        12/31/95
                                                              -------------   ------------
OPERATIONS:
Net investment income ......................................   $ 5,017,621    $  5,072,365
Net realized gain on investments ...........................        71,877          32,605
Net change in unrealized appreciation or depreciation of
  investments ..............................................    (1,492,454)      6,647,563
                                                              -------------   ------------

  Net increase in net assets resulting from operations .....     3,597,044      11,752,533
                                                              -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends ...................................    (3,501,539)     (3,501,539)
  Preferred stock dividends ................................      (931,044)     (1,081,916)
From net realized gains:
  Common stock dividends ...................................       (55,607)        (18,345)
  Preferred stock dividends ................................       (16,785)         (5,679)
                                                              -------------   ------------
  Total distributions ......................................    (4,504,975)     (4,607,479)
                                                              -------------   ------------
    Total increase (decrease) in net assets ................      (907,931)      7,145,054

Net assets at beginning of year ............................    93,614,836      86,469,782
                                                              -------------   ------------

Net assets at end of year ..................................   $92,706,905    $ 93,614,836
                                                              -------------   ------------
                                                              -------------   ------------

Undistributed net investment income ........................   $ 3,553,264    $  2,968,740
                                                              -------------   ------------
                                                              -------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

            1996 Annual Report  10  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                  MINNESOTA MUNICIPAL
                                                                     TERM TRUST II
                                                              ----------------------------
                                                               Year Ended      Year Ended
                                                                12/31/96        12/31/95
                                                              -------------   ------------
OPERATIONS:
Net investment income ......................................   $ 2,844,407    $  2,857,450
Net realized gain on investments ...........................        79,749         161,204
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (905,700)      4,573,638
                                                              -------------   ------------

  Net increase in net assets resulting from operations .....     2,018,456       7,592,292
                                                              -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends ...................................    (2,042,784)     (2,042,784)
  Preferred stock dividends ................................      (550,376)       (645,061)
From net realized gains:
  Common stock dividends ...................................       (34,254)        (29,756)
  Preferred stock dividends ................................       (10,687)         (9,501)
                                                              -------------   ------------
  Total distributions ......................................    (2,638,101)     (2,727,102)
                                                              -------------   ------------
    Total increase (decrease) in net assets ................      (619,645)      4,865,190

Net assets at beginning of year ............................    55,020,789      50,155,599
                                                              -------------   ------------

Net assets at end of year ..................................   $54,401,144    $ 55,020,789
                                                              -------------   ------------
                                                              -------------   ------------

Undistributed net investment income ........................   $ 1,426,764    $  1,175,517
                                                              -------------   ------------
                                                              -------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

            1996 Annual Report  11  Minnesota Municipal Term Trusts

        Notes to Financial Statements
----------------------------------------

(1) ORGANIZATION
 ................................
               Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II (the funds) are registered under the Investment Company Act of 1940 (as amended) as non-diversified, closed-end management investment companies. Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II expect to terminate operations and distribute all of their net assets to shareholders on or shortly before April 15, 2002, and April 15, 2003, respectively; although termination may be extended to a date no later than April 15, 2007, and April 15, 2008, respectively. The funds invest in investment-grade, tax-exempt Minnesota municipal obligations including municipal zero-coupon securities. Shares of Minnesota Municipal Term Trust Inc. are listed on the New York Stock Exchange under the symbol MNA; shares of Minnesota Municipal Term Trust Inc. II are listed on the American Stock Exchange under the symbol MNB.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               The values of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

               Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur, if the fund's management determines for any other reason that valuations provided by the pricing service or dealer are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

---------------------------------------------------------------------

            1996 Annual Report  12  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

               Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

               Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

               The funds concentrate their investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than portfolios with a broader geographical diversification.

                  FUTURES TRANSACTIONS
               For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this

---------------------------------------------------------------------

            1996 Annual Report  13  Minnesota Municipal Term Trusts

---------------------------------------------------------------------
               period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' net asset values if the funds make such purchases while remaining substantially fully invested. As of December 31, 1996, the funds had no outstanding when-issued or forward-commitments.

                  FEDERAL TAXES
               Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, in amounts sufficient to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

               On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $514 for Minnesota Municipal Term Trust Inc.

---------------------------------------------------------------------

            1996 Annual Report  14  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Realized capital gains, if any, will be distributed at least annually. Distributions are payable in cash or, for common shareholders pursuant to the funds' dividend reinvestment plans, reinvested in additional shares of the funds' common stock. Under the plans, common shares will be purchased in the open market.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ................................
               Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II have issued and, as of December 31, 1996, have outstanding 1,152 shares and 694 shares, respectively, of remarketed preferred stock (RP) with a liquidation preference of $25,000 per share for each fund. The dividend rate on the RP is adjusted every seven days as determined by the remarketing agent. On December 31, 1996, Minnesota Municipal Term Trust Inc. and Minnesota Term Trust Inc. II had a dividend rate of 3.05% and 2.75%, respectively.

               RP is a registered trademark of Merrill Lynch & Company.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended December 31, 1996, were as follows:

                                                                  MINNESOTA
                                                  MINNESOTA       MUNICIPAL
                                                  MUNICIPAL      TERM TRUST
                                                 TERM TRUST          II
                                                 -----------     -----------
Purchases ...................................    $ 1,389,937     $2,233,004
Proceeds from sales .........................    $ 2,150,673     $2,017,601

               For the year ended December 31, 1996, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

---------------------------------------------------------------------

            1996 Annual Report  15  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

(5) EXPENSES
 ................................
               The funds have entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee equal to an annualized rate of 0.25% of the funds' average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the funds). For its fee, the adviser provides investment advice and, in general, conducts the management and investment activity of the funds.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.15% of the funds' average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the funds). For its fee, the administrator will provide reporting, regulatory and record-keeping services for the funds.

               The funds have entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the funds' average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it, on behalf of shareholders thereof, and will determine the applicable dividend rate for each seven-day dividend period.

               In addition to the investment management, administrative and the remarketing agent fees, the funds are responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

---------------------------------------------------------------------

            1996 Annual Report  16  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL TERM TRUST

                                                             Fiscal year ended December 31,
                                                 -------------------------------------------------------
                                                  1996        1995        1994        1993        1992
                                                 -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, common stock, beginning of
  period ....................................    $ 11.31     $ 10.06     $ 11.33     $ 10.15     $  9.68
                                                 -------     -------     -------     -------     -------
Operations:
  Net investment income .....................       0.87        0.88        0.89        0.87        0.86
  Net realized and unrealized gains (losses)
    on investments ..........................      (0.25)       1.17       (1.41)       1.04        0.37
                                                 -------     -------     -------     -------     -------
    Total from operations ...................       0.62        2.05       (0.52)       1.91        1.23
                                                 -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders .............      (0.61)      (0.61)      (0.61)      (0.61)      (0.60)
    Paid to preferred shareholders ..........      (0.16)      (0.19)      (0.14)      (0.12)      (0.15)
  From net realized gains
    Paid to common shareholders .............      (0.01)         --          --          --       (0.01)
                                                 -------     -------     -------     -------     -------
    Total distributions to shareholders .....      (0.78)      (0.80)      (0.75)      (0.73)      (0.76)
                                                 -------     -------     -------     -------     -------
Net asset value, common stock, end of
  period ....................................    $ 11.15     $ 11.31     $ 10.06     $ 11.33     $ 10.15
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
Market value, common stock, end of period ...    $ 10.50     $ 10.63     $  9.25     $ 11.25     $ 10.38
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return, common stock, net asset value
  (a) .......................................       4.23%      18.86%      (6.01%)     17.96%      11.49%
Total return, common stock, market value
  (b) .......................................       4.86%      21.91%     (12.73%)     14.50%       3.54%
Net assets at end of period (in millions) ...    $    93     $    94     $    86     $    94     $    87
Ratio of expenses to average weekly net
  assets (c) ................................       0.68%       0.65%       0.62%       0.63%       0.66%
Ratio of expenses to average weekly net
  assets applicable to common stock (c) .....       0.99%       0.95%       0.92%       0.92%       1.00%
Ratio of net investment income to average
  weekly net assets .........................       5.42%       5.57%       5.69%       5.49%       5.80%
Ratio of net investment income to average
  weekly net assets applicable to common
  stock(d) ..................................       6.40%       6.38%       7.06%       6.95%       7.18%
Portfolio turnover rate (excluding short-term
  securities) ...............................          2%          9%          2%          1%         17%
Remarketed preferred stock outstanding end of
  period (in millions) ......................    $    29     $    29     $    29     $    29     $    29
Asset coverage ratio (e) ....................        322%        325%        300%        325%        302%

(A) BASED ON THE CHANGE IN NET ASSET VALUE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) BASED ON THE CHANGE IN MARKET PRICE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S REINVESTMENT PLAN.
(C) BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(D) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(E)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.

---------------------------------------------------------------------

            1996 Annual Report  17  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL TERM TRUST II

                                                       Fiscal year ended December 31,            Period
                                                 -------------------------------------------      Ended
                                                  1996        1995        1994        1993       12/31/92(f)
                                                 -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, common stock, beginning of
  period ....................................    $ 10.89     $  9.48     $ 10.92     $  9.76     $ 9.45
                                                 -------     -------     -------     -------     -------
Operations:
  Net investment income .....................       0.82        0.83        0.83        0.82       0.50
  Net realized and unrealized gains (losses)
    on investments ..........................      (0.24)       1.37       (1.54)       1.05       0.34
                                                 -------     -------     -------     -------     -------
    Total from operations ...................       0.58        2.20       (0.71)       1.87       0.84
                                                 -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders .............      (0.59)      (0.59)      (0.59)      (0.59)     (0.34)
    Paid to preferred shareholders ..........      (0.16)      (0.18)      (0.14)      (0.12)     (0.07)
  From net realized gains
    Paid to common shareholders .............      (0.01)      (0.01)         --          --         --
                                                 -------     -------     -------     -------     -------
    Total distributions to shareholders .....      (0.76)      (0.79)      (0.73)      (0.71)     (0.41)
                                                 -------     -------     -------     -------     -------
Offering costs and underwriting discounts
  associated with the remarketed preferred
  stock .....................................         --          --          --          --      (0.12)
                                                 -------     -------     -------     -------     -------
Net asset value, common stock, end of
  period ....................................    $ 10.71     $ 10.89     $  9.48     $ 10.92     $ 9.76
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
Market value, common stock, end of period ...    $ 10.25     $ 10.38     $  8.63     $ 11.38     $10.38
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return, common stock, net asset value
  (a) .......................................       4.04%      21.57%      (7.91%)     18.23%      7.01%
Total return, common stock, market value
  (b) .......................................       4.88%      27.63%     (19.55%)     15.65%      7.22%
Net assets at end of period (in millions) ...    $    54     $    55     $    50     $    55     $   51
Ratio of expenses to average weekly net
  assets (c) ................................       0.73%       0.72%       0.69%       0.70%      0.60%(g)
Ratio of expenses to average weekly net
  assets applicable to common stock (c) .....       1.07%       1.06%       1.03%       1.03%      0.75%(g)
Ratio of net investment income to average
  weekly net assets .........................       5.25%       5.36%       5.51%       5.25%      5.51%(g)
Ratio of net investment income to average
  weekly net assets applicable to common
  stock (d) .................................       6.20%       6.10%       6.78%       6.60%      5.97%(g)
Portfolio turnover rate (excluding short-term
  securities) ...............................          4%          9%          4%          1%        42%
Remarketed preferred stock outstanding end of
  period (in millions) ......................    $    17     $    17     $    17     $    17     $   17
Asset coverage ratio (e) ....................        314%        317%        289%        318%       295%

(A) BASED ON THE CHANGE IN NET ASSET VALUE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) BASED ON THE CHANGE IN MARKET PRICE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S REINVESTMENT PLAN.
(C) BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(D) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(E)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.
(F)  COMMENCEMENT OF OPERATIONS WAS APRIL 24, 1992.
(G)  ADJUSTED TO AN ANNUAL BASIS.

---------------------------------------------------------------------

            1996 Annual Report  18  Minnesota Municipal Term Trusts

Investments in Securities
---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST                                   December 31, 1996
 ........................................................................................

                                                            Principal           Market
Description of Security                                       Amount          Value (a)
---------------------------------------------------------  ------------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (96.5%):
  ELECTRIC REVENUE (8.4%):
    Northern Municipal Power (Callable 1/1/99 at 102),
      7.25%, 1/1/16 .....................................  $  4,850,000      $  5,154,144
    Northern Municipal Power, Zero-Coupon (AMBAC),
      6.39%-6.94%, 1/1/06-1/1/10 ........................     3,340,000(b)      1,749,168
    Southern Municipal Power Agency (AMBAC) (Callable
      1/1/03 at 102), 5.00%, 1/1/12 .....................       500,000           475,915
    Western Municipal Power Agency (AMBAC), 4.80%,
      1/1/02 ............................................       465,000           470,645
                                                                             ------------
                                                                                7,849,872
                                                                             ------------

  GENERAL OBLIGATIONS (19.8%):
    Anoka/Hennepin County School District (Callable
      2/1/03 at 100), 5.00%, 2/1/10 .....................     1,000,000           983,470
    Delano Independent School District (AMBAC) (Crossover
      refunded to 2/1/01), 7.25%, 2/1/11 ................       300,000(d)        330,564
    Farmington School District (MBIA) (Callable 2/1/01 at
      100), 6.80%, 2/1/12 ...............................       800,000           861,568
    Mankato School District (CGIC) (Crossover refunded to
      2/1/02), 6.35%, 2/1/13 ............................     1,000,000(d)      1,078,940
    Minneapolis and St. Paul Metropolitan Council
      (Crossover refunded to 9/1/00), 6.75%, 9/1/08 .....     2,990,000(d)      3,226,360
    Prior Lake Independent School District (Callable
      2/1/03 at 100), 6.30%, 2/1/06 .....................       500,000           540,095
    St. Paul Metropolitan Airport Commission (Callable
      1/1/02 at 100), 6.60%, 1/1/09 .....................     3,150,000         3,391,448
    State General Obligation (Prerefunded to 8/1/01),
      6.70%, 8/1/10 .....................................     5,000,000(d)      5,467,400
    State General Obligation, Zero-Coupon, 5.95%,
      8/1/01 ............................................     3,000,000(b)      2,463,000
                                                                             ------------
                                                                               18,342,845
                                                                             ------------

  HOSPITAL REVENUE (18.2%):
    Bemidji Hospital Facilities (Prerefunded to 9/1/01),
      7.00%, 9/1/21 .....................................     3,200,000(d)      3,590,144
    Burnsville Hospital System, Zero-Coupon (Escrowed to
      maturity), 6.76%, 5/1/12 ..........................     1,000,000(b)        396,800
    Minneapolis and St. Paul Health One Obligated Group
      (Prerefunded to 8/15/00), 8.00%, 8/15/14 ..........     2,000,000(d)      2,275,200

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1996 Annual Report  19  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST
(CONTINUED)

                                                            Principal           Market
Description of Security                                       Amount          Value (a)
---------------------------------------------------------  ------------      ------------
    Minneapolis Health Facility, Fairview (MBIA)
      (Callable 1/1/02 at 102), 6.50%, 1/1/11 ...........  $    750,000      $    807,553
    Minneapolis Hospital Facilities-Children's Medical
      Center (Prerefunded to 6/1/01), 7.00%, 12/1/20 ....     2,000,000(d)      2,234,000
    St. Louis Park Hospital Facility (AMBAC) (Crossover
      refunded to 7/1/00), 7.25%, 7/1/15 ................     1,300,000(d)      1,441,752
    St. Louis Park Hospital Facility (AMBAC) (Prerefunded
      to 7/1/00), 7.25%, 7/1/15 .........................     5,500,000(d)      6,110,170
                                                                             ------------
                                                                               16,855,619
                                                                             ------------

  HOUSING REVENUE (18.9%):
    Burnsville Oak Leaf Apartments (Callable 7/1/01 at
      103), 7.05%-7.15%, 1/1/12-1/1/25 ..................     3,835,000         4,027,321
    City of Coon Rapids (FHA) (Callable 2/1/02 at 102),
      6.75%, 8/1/23 .....................................     1,980,000         2,050,686
    Minneapolis Housing-Churchill Apartments (Callable
      10/1/01 at 102), 7.05%, 10/1/22 ...................     5,645,000         5,911,952
    St. Paul Housing and Redevelopment Authority
      (Callable 12/1/01 at 102), 6.90%,
      12/1/11-12/1/21 ...................................       477,000           497,438
    State Housing and Finance Agency (Callable 2/1/01 at
      102), 6.95%, 2/1/14 ...............................     3,400,000         3,585,062
    State Housing and Finance Agency (Callable 2/1/02 at
      102), 6.90%, 8/1/12 ...............................       495,000           522,705
    State Housing and Finance Agency (Callable 7/1/02 at
      102), 6.85%, 1/1/24 ...............................       875,000           911,899
                                                                             ------------
                                                                               17,507,063
                                                                             ------------

  IDR - SOLID WASTE DISPOSAL (4.8%):
    Anoka County Solid Waste Disposal Revenue (CFC)
      (Callable 6/1/00 at 102), 6.95%, 12/1/08 ..........     4,100,000         4,418,488
                                                                             ------------

  LEASING REVENUE (6.0%):
    Hennepin County Certificates of Participation
      (Callable 11/15/01 at 100), 6.70%-6.75%,
      11/15/09-11/15/11 .................................     4,085,000         4,426,031
    Washington County Jail Facility (MBIA) (Prerefunded
      to 2/1/02), 7.00%, 2/1/12 .........................     1,000,000(d)      1,113,040
                                                                             ------------
                                                                                5,539,071
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1996 Annual Report  20  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST
(CONTINUED)

                                                            Principal           Market
Description of Security                                       Amount          Value (a)
---------------------------------------------------------  ------------      ------------
  NURSING HOME REVENUE (0.5%):
    Maplewood Health Care Facilities Revenue (Callable
      11/15/01 at 102), 5.70%, 11/15/02 .................  $    500,000      $    503,230
                                                                             ------------

  OTHER REVENUE (2.2%):
    Minneapolis and St. Paul Metropolitan Council Hubert
      H. Humphrey Sports Facility (Callable 10/1/02 at
      100), 6.00%, 10/1/09 ..............................     1,110,000         1,145,585
    Minneapolis Community Development Authority (Callable
      12/1/01 at 102), 7.15%-7.35%, 12/1/03-12/1/09 .....       835,000           897,460
                                                                             ------------
                                                                                2,043,045
                                                                             ------------

  PARKING REVENUE (1.2%):
    St. Paul Housing and Finance Authority (Prerefunded
      to 8/1/00), 6.55%, 8/1/12 .........................     1,000,000(d)      1,088,080
                                                                             ------------

  SALES TAX REVENUE (4.6%):
    Minneapolis Community Development Authority, Special
      Tax, Zero-Coupon (MBIA), 6.71%-7.01%,
      3/1/07-3/1/09 .....................................     7,585,000(b)      4,305,295
                                                                             ------------

  WATER/POLLUTION CONTROL REVENUE (11.9%):
    State Public Facilities Authority (Prerefunded to
      3/1/01), 6.65%-6.70%, 3/1/08-3/1/13 ...............    10,000,000(d)     11,026,370
                                                                             ------------

      Total Municipal Long-Term Securities
        (cost: $82,662,064)  ............................                      89,478,978
                                                                             ------------

MUNICIPAL SHORT-TERM SECURITIES (1.8%):
    Bloomington, MN, Port Authority, VRDN, 4.20%,
      2/1/13 ............................................       500,000(c)        500,000
    Mankato, 3.95%, 2/1/18 ..............................     1,200,000(c)      1,200,000
                                                                             ------------

      Total Municipal Short-Term Securities
        (cost: $1,700,000)  .............................                       1,700,000
                                                                             ------------

      Total Investments in Securities
        (cost: $84,362,064) (e)  ........................                    $ 91,178,978
                                                                             ------------
                                                                             ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1996 Annual Report  21  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(C) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON DECEMBER 31, 1996. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(D) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(E) ON DECEMBER 31, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $84,328,157. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  6,850,821
      GROSS UNREALIZED DEPRECIATION ......            --
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  6,850,821
                                            ------------
                                            ------------

---------------------------------------------------------------------

            1996 Annual Report  22  Minnesota Municipal Term Trusts

Investments in Securities
---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST II                                December 31, 1996
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.5%):
  EDUCATION REVENUE (6.2%):
    Higher Education Facility-Augsburg College (Connie
      Lee) (Callable 1/1/00 at 102), 6.50%, 1/1/11 ......  $ 2,055,000      $  2,169,135
    Higher Education Facility-Macalester College
      (Callable 3/1/02 at 100), 6.30%, 3/1/14 ...........    1,125,000         1,184,760
                                                                            ------------
                                                                               3,353,895
                                                                            ------------

  ELECTRIC REVENUE (16.2%):
    Northern Municipal Power (AMBAC) (Callable 1/1/99 at
      100), 6.00%, 1/1/19 ...............................    2,000,000         2,020,020
    Northern Municipal Power, Zero-Coupon (AMBAC),
      6.50%-6.94%, 1/1/09-1/1/10 ........................    9,690,000(b)      4,850,251
    Southern Municipal Power Agency (Callable 1/1/03 at
      102), 5.00%, 1/1/12 ...............................    1,000,000           936,760
    Western Municipal Power Agency (AMBAC), 4.90%,
      1/1/03 ............................................    1,000,000         1,016,310
                                                                            ------------
                                                                               8,823,341
                                                                            ------------

  GENERAL OBLIGATIONS (19.0%):
    Braham Independent School District (AMBAC) (Crossover
      refunded to 2/1/01), 6.25%, 2/1/14 ................      350,000(d)        372,731
    Hopkins Blake School Project Revenue (Callable 9/1/04
      at 100), 6.45%, 9/1/13-9/1/14 .....................      385,000           414,865
    Mankato School District (CGIC) (Crossover refunded to
      2/1/02), 6.35%, 2/1/13 ............................    2,300,000(d)      2,481,562
    Metropolitan Council (Crossover refunded to 9/1/00),
      6.75%, 9/1/10-9/1/11 ..............................    2,500,000(d)      2,697,625
    Minneapolis and St. Paul Metropolitan Airport
      Commission (Callable 1/1/02 at 100), 6.60%,
      1/1/11 ............................................    1,000,000         1,072,980
    St. Paul Independent School District (Prerefunded to
      2/1/01), 6.45%-6.50%, 2/1/09-2/1/10 ...............      875,000(d)        941,078
    State General Obligation, 5.00%, 8/1/03 .............    1,800,000         1,853,100
    Willmar Independent School District (AMBAC) (Callable
      2/1/02 at 100), 6.25%, 2/1/15 .....................      500,000           523,275
                                                                            ------------
                                                                              10,357,216
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1996 Annual Report  23  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST II
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  HOSPITAL REVENUE (17.8%):
    Duluth Health Care Facilities, Benedictine-St. Mary's
      Project (Prerefunded to 2/15/00), 8.38%,
      2/15/20 ...........................................  $ 2,000,000(d)   $  2,267,780
    Duluth Hospital Facility, St. Lukes (Connie Lee)
      (Callable 5/1/02 at 102), 6.40%, 5/1/10-5/1/18 ....      800,000           851,916
    Minneapolis and St. Paul Health Care Facilities
      (MBIA) (Callable 8/15/00 at 102), 6.75%,
      8/15/14 ...........................................    2,500,000         2,706,175
    Red Wing Health Care Facility (Callable 9/1/03 at
      102), 6.40%, 9/1/12 ...............................      220,000           224,398
    Rochester Health Care (Callable 11/15/02 at 102),
      6.03%-6.25%, 11/15/15-11/15/21 ....................    3,500,000         3,619,275
                                                                            ------------
                                                                               9,669,544
                                                                            ------------

  HOUSING REVENUE (13.6%):
    City of Moorhead - Phoenix Project (Callable 6/1/02
      at 101), 6.35%-7.00%, 6/1/03-6/1/20 ...............    1,260,000         1,296,566
    Olmsted County Housing Redevelopment Authority
      (Callable 2/1/02 at 100), 6.10%, 2/1/13 ...........    1,000,000         1,027,800
    St. Paul Housing and Redevelopment Authority
      (Callable 12/1/01 at 102), 6.90%, 12/1/11 .........       10,000            10,178
    State Housing and Finance Agency (Callable 1/1/03 at
      102), 6.50%, 1/1/26 ...............................      400,000           408,996
    State Housing and Finance Agency (Callable 2/1/01 at
      102), 6.85%, 2/1/07 ...............................    2,945,000         3,105,738
    State Housing and Finance Agency (Callable 7/1/02 at
      102), 6.75%-6.85%, 7/1/12-1/1/24 ..................    1,475,000         1,537,581
                                                                            ------------
                                                                               7,386,859
                                                                            ------------

  IDR - MISCELLANEOUS PROJECTS (6.8%):
    Duluth Seaway Port Authority, Cargill Inc. Project
      (Callable 5/1/02 at 102), 6.80%, 5/1/12 ...........    2,090,000(c)      2,282,782
    East Grand Forks, Pollution Control (Callable 4/1/01
      at 102), 7.75%, 4/1/18 ............................    1,300,000         1,395,160
                                                                            ------------
                                                                               3,677,942
                                                                            ------------

  NURSING HOME REVENUE (0.9%):
    Maplewood Health Care Facilities Revenue (Callable
      11/15/01 at 102), 5.80%, 11/15/03 .................      500,000           501,985
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1996 Annual Report  24  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST II
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  PARKING REVENUE (4.8%):
    St. Paul Housing and Finance Authority (Prerefunded
      to 8/1/00), 6.55%, 8/1/12 .........................  $ 2,415,000(d)   $  2,627,713
                                                                            ------------

  SPECIAL TAX ASSESSMENT REVENUE (2.9%):
    Minneapolis Community Development, Special Tax
      Assessment (Callable 12/1/01 at 102), 7.10%-7.40%,
      12/1/02-12/1/21 ...................................    1,425,000         1,552,646
                                                                            ------------

  WATER/POLLUTION CONTROL REVENUE (9.3%):
    State Public Facilities Authority (Callable 3/1/02 at
      102), 6.50%, 3/1/14 ...............................    4,695,000         5,072,243
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $49,725,217)  ............................                     53,023,384
                                                                            ------------

MUNICIPAL SHORT-TERM SECURITIES (0.9%):
    Mankato, 3.95%, 2/1/18
      (cost: $500,000) ..................................      500,000(e)        500,000
                                                                            ------------

      Total Investments in Securities
        (cost: $50,225,217) (f)  ........................                   $ 53,523,384
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(C) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933.
(D) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(E) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON DECEMBER 31, 1996. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(F) ON DECEMBER 31, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $50,207,198. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  3,316,186
      GROSS UNREALIZED DEPRECIATION ......            --
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  3,316,186
                                            ------------
                                            ------------

---------------------------------------------------------------------

            1996 Annual Report  25  Minnesota Municipal Term Trusts

Independent Auditors' Report
----------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MINNESOTA MUNICIPAL TERM TRUST INC. AND
MINNESOTA MUNICIPAL TERM TRUST INC. II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights presented in note 6 to the financial statements. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II as of December 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
February 7, 1997

---------------------------------------------------------------------

            1996 Annual Report  26  Minnesota Municipal Term Trusts

        Federal Income Tax Information
----------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax adviser on how to report these distributions at the state and local levels.

                  COMMON STOCK INCOME DISTRIBUTIONS
                  99.98% AND 100% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS, RESPECTIVELY

                                                                  MINNESOTA
                                                     MINNESOTA    MUNICIPAL
                                                     MUNICIPAL    TERM TRUST
PAYABLE DATE                                        TERM TRUST        II
--------------------------------------------------  -----------  ------------
February 21, 1996.................................   $  0.0509    $   0.0492
March 27, 1996....................................      0.0509        0.0492
April 24, 1996....................................      0.0509        0.0492
May 29, 1996......................................      0.0509        0.0492
June 26, 1996.....................................      0.0509        0.0492
July 24, 1996.....................................      0.0509        0.0492
August 28, 1996...................................      0.0509        0.0492
September 25, 1996................................      0.0509        0.0492
October 23, 1996..................................      0.0509        0.0492
November 27, 1996.................................      0.0509        0.0492
December 18, 1996.................................      0.0509        0.0492
January 10, 1997..................................      0.0509        0.0492
                                                    -----------  ------------
Total.............................................   $  0.6108    $   0.5904
                                                    -----------  ------------
                                                    -----------  ------------

                  COMMON STOCK LONG-TERM GAINS
                  (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                                                                  MINNESOTA
                                                     MINNESOTA    MUNICIPAL
                                                     MUNICIPAL    TERM TRUST
PAYABLE DATE                                        TERM TRUST        II
--------------------------------------------------  -----------  ------------
November 27, 1996.................................   $  0.0027    $   0.0099
December 18, 1996.................................      0.0070            --
                                                    -----------  ------------
Total.............................................   $  0.0097    $   0.0099
                                                    -----------  ------------
                                                    -----------  ------------

---------------------------------------------------------------------

            1996 Annual Report  27  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

                  PREFERRED STOCK INCOME DISTRIBUTIONS
                  (INCOME FROM TAX-EXEMPT SECURITIES, 99.98% AND 100% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS, RESPECTIVELY)

                                                                 MINNESOTA
                                                    MINNESOTA    MUNICIPAL
                                                    MUNICIPAL    TERM TRUST
                                                   TERM TRUST        II
                                                   -----------  ------------
Total............................................  $  808.1979   $ 793.0490
                                                   -----------  ------------
                                                   -----------  ------------

                  PREFERRED STOCK LONG-TERM GAINS
                  (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                                                                  MINNESOTA
                                                     MINNESOTA    MUNICIPAL
                                                     MUNICIPAL    TERM TRUST
PAYABLE DATE                                        TERM TRUST        II
--------------------------------------------------  -----------  ------------
November 27, 1996.................................   $  4.0900    $       --
November 29, 1996.................................          --       15.4000
December 4, 1996..................................     10.4800            --
                                                    -----------  ------------
Total.............................................   $ 14.5700    $  15.4000
                                                    -----------  ------------
                                                    -----------  ------------

---------------------------------------------------------------------

            1996 Annual Report  28  Minnesota Municipal Term Trusts

        Shareholder Update
----------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 23, 1996. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               (1) The funds' preferred shareholders elected the following directors:

                                            SHARES VOTED       SHARES WITHHOLDING
                                                "FOR"           AUTHORITY TO VOTE
                                           ---------------  -------------------------
MINNESOTA MUNICIPAL TERM TRUST
David T. Bennett.........................           675                     1
William H. Ellis.........................           675                     1
MINNESOTA MUNICIPAL TERM TRUST II
David T. Bennett                                    694                     0
William H. Ellis.........................           694                     0

               (2) The funds' preferred and common shareholders, voting as a class, elected the following directors:

                                              SHARES     SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                           ------------  -------------------
MINNESOTA MUNICIPAL TERM TRUST
Jaye F. Dyer.............................    5,256,058          126,473
Karol D. Emmerich........................    5,258,958          123,573
Luella G. Goldberg.......................    5,253,558          128,973
George Latimer...........................    5,234,616          147,915
MINNESOTA MUNICIPAL TERM TRUST II
Jaye F. Dyer.............................    3,208,710           85,459
Karol D. Emmerich........................    3,215,947           78,222
Luella G. Goldberg.......................    3,214,447           79,722
George Latimer...........................    3,202,249           91,920

               (3) The funds' shareholders ratified the selection by a majority of the independent members of the funds' Boards of Directors of KPMG Peat Marwick LLP as the independent public

---------------------------------------------------------------------

            1996 Annual Report  29  Minnesota Municipal Term Trusts

---------------------------------------------------------------------
                   accountants for the funds for the fiscal year ending December 31, 1996.The following votes were cast regarding this matter:

                               SHARES          SHARES                       BROKER
                            VOTED "FOR"   VOTED "AGAINST"   ABSTENTIONS    NON-VOTES
                            ------------  ----------------  ------------  -----------
Minnesota Municipal
 Term Trust...............    5,345,753            1,630         35,149            0
Minnesota Municipal
 Term Trust II............    3,248,224            8,885         37,061            0

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

---------------------------------------------------------------------

            1996 Annual Report  30  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

                  PLAN ADMINISTRATION
               Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York or American Stock Exchange or elsewhere on the open market.

               The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form. You will receive a monthly statement detailing total dividend and capital gain distributions, date of investment, shares acquired, price per share, and total shares held in your account, both certificate-form shares and unissued shares acquired through the plan.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. In general, the tax basis of such shares will equal the price paid by IFTC plus the pro rata share of any commission. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

---------------------------------------------------------------------

            1996 Annual Report  31  Minnesota Municipal Term Trusts

---------------------------------------------------------------------

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

            1996 Annual Report  32  Minnesota Municipal Term Trusts

        Directors and Officers
----------------------------------------

                  DIRECTORS
               David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS,
                   INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
               Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
               William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER
                   CAPITAL MANAGEMENT INCORPORATED
               Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
               Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL
                   CORP., HORMEL FOODS CORP.
               David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF
                   ADMINISTRATIVE OFFICER OF DEAN WITTER INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
               George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY FUNDS

                  OFFICERS

William H. Ellis,
    CHAIRMAN OF THE BOARD
Paul A. Dow,
    PRESIDENT
Robert H. Nelson,
    VICE PRESIDENT AND TREASURER
Susan Sharp Miley,
    SECRETARY

                  INVESTMENT ADVISER
               Piper Capital Management Incorporated
               222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                  CUSTODIAN AND TRANSFER AGENT
               Investors Fiduciary Trust Company
               127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                  LEGAL COUNSEL
               Dorsey & Whitney LLP
               220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

                  INDEPENDENT AUDITORS
               KPMG Peat Marwick LLP
               4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

---------------------------------------------------------------------

            1996 Annual Report  33  Minnesota Municipal Term Trusts

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    1996 Annual Report                34        Minnesota Municipal Term Trusts

                     THIS PAGE WAS INTENTIONALLY LEFT BLANK.






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    1996 Annual Report                35      Minnesota Municipal Term Trusts

                     THIS PAGE WAS INTENTIONALLY LEFT BLANK.






-------------------------------------------------------------------------------
    1996 Annual Report                36      Minnesota Municipal Term Trusts

Glossary of Terms ***
---------------------------------
BENCHMARK
An established basis of comparison for an investment's performance, a benchmark may be an unmanaged index or a group of similar investments.

INTEREST RATE RISK
Interest rate risk is the risk that after an investor purchases a bond, interest rates will rise and the price of the bond will go down.

PREFERRED STOCK
Preferred stock pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.


FOR MORE INFORMATION
By Phone [GRAPHIC]
1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services
representatives are ready to answer
your questions.


TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

34   Minnesota Municipal
     Term Trusts

TO ORDER LITERATURE
press 5, ask a service
representative to mail you
additional literature, including a
Quarterly Update. You can also
request to be put on a
mailing list to receive this
information automatically
each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our
shareholders, we have implemented
a process to reduce duplicate
mailings of the fund's shareholder
reports. This householding process
should allow us to mail one report to
each address where one or more
registered shareholders with the
same last name reside. If you would
like to have additional reports
mailed to your address, please call
our Mutual Fund Services area at
1 800 866-7778, or mail a
request to us.

On-Line  [GRAPHIC]

http://www.piperjaffray.com/
money_management/


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

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[LOGO]                                                   Bulk Rate
                                                        U.S. Postage
                                                            PAID
                                                       Permit No. 3008
                                                          Mpls., MN
                                                       ---------------


PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN  55402-3804



[GRAPHIC]  THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
           100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

         #11300 2/1997  109-97




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